As filed with the Securities and Exchange Commission on March 22, 2001

PROXY STATEMENT PURSUANT
TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant    ☒        Filed by a party other than the Registrant    ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, for Use of the Commission Only
(as permitted by rule 14a-6(e)(2))

MUNIYIELD FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MUNIYIELD FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2001

To the Stockholders:

        Notice is hereby given that the 2001 Annual Meeting of Stockholders (the “Meeting”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 25, 2001 at the time specified for each Fund in Exhibit A to the combined proxy statement for the following purposes:

(1) To elect a Board of Directors of each Fund to serve for the ensuing year;

(2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

        The Board of Directors of each Fund has fixed the close of business on February 28, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

        A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 11, 2001, at the office of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation at 1-800-645-4519.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of the Funds

Plainsboro, New Jersey
Dated: March 22, 2001

COMBINED PROXY STATEMENT

MUNIYIELD FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

2001 ANNUAL MEETING OF STOCKHOLDERS

April 25, 2001

INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2001 Annual Meeting of Stockholders of each Fund (the “Meeting”), to be held at the offices of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 25, 2001 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March 26, 2001.

        Each Fund is organized as a Maryland corporation. For ease and clarity of presentation, throughout the proxy statement shares of common stock of a Fund are referred to as “Shares,” the outstanding Shares together with the outstanding auction market preferred stock (“AMPS”) of a Fund are referred to collectively as the “Capital Stock,” holders of Shares or AMPS are referred to as “stockholders,” the Board of Directors of each of the Funds is referred to as the “Board,” the directors of each Fund are referred to as “Board members,” Fund Asset Management, L.P. the investment adviser of each Fund, is referred to as the “Investment Adviser” or “FAM” and each Fund’s Articles of Incorporation (as amended and supplemented) is referred to as its “charter.” Unless otherwise indicated, MLIM and FAM are together referred to as “MLIM.”

        All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board members. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the Meeting.

        The Board of each Fund has fixed the close of business on February 28, 2001 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding Shares or AMPS at such date.

        The Board of each Fund knows of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1.    ELECTION OF BOARD MEMBERS

        At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

(1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated in Exhibit A as Board members to be elected by holders of AMPS; and

        (2)  All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the four (4) persons designated in Exhibit A as Board members to be elected by holders of Shares and AMPS.

        The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

        Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

Name and Address	Age	Principal Occupations During Past Five Years and Public Directorships
James H. Bodurtha (1)(2)(3) 36 Popponesset Road Cotuit, Massachusetts 02635	57	Director and Executive Vice President, The China Business Group, Inc.
since 1996; Chairman and Chief Executive Officer, China Enterprise
Management Corporation from 1993 to 1996; Chairman, Berkshire
Corporation since 1980; Partner, Squire, Sanders & Dempsey from
1980 to 1993.

Terry K. Glenn (1)(3) * P.O. Box 9011 Princeton, New Jersey 08593-9011	60	Executive Vice President of FAM and MLIM (which terms as used herein include their corporate predecessors) since 1983; Executive
Vice President and Director of Princeton Services, Inc. (“Princeton
Services”) since 1993; President of FAM Distributors, Inc.
(“FAMD”) since 1986 and Director thereof since 1991; President of
Princeton Administrators, L.P. since 1988.

Herbert I. London (1)(2)(3) 2 Washington Square Village New York, New York 10012	62	John M. Olin Professor of Humanities, New York University since
1993 and Professor since 1980; President, Hudson Institute since
1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow,
Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director,
Damon Corp. from 1991 to 1995; Overseer, Center for Naval
Analyses from 1983 to 1993; Limited Partner, Hypertech LP
since 1996.
Name and Address	Age	Principal Occupations During Past Five Years and Public Directorships

Joseph L. May (1)(2)(3) 424 Church Street Suite 2000 Nashville, Tennessee 37219	71	Attorney in private practice since 1984; President, May and Athens
Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to
1983; Vice President, Wayne-Gossard Corporation from 1972 to
1983; Chairman, The May Corporation (personal holding company)
from 1972 to 1983; Director, Signal Apparel Co. from 1972 to 1989.

André F. Perold (1)(2)(3) Morgan Hall Soldiers Field Boston, Massachusetts 02163	48	Harvard Business School: George Gund Professor of Finance and
Banking since 2000, Finance Area Chair since 1996, Sylvan C.
Coleman Professor of Financial Management from 1993 to 2000;
Trustee, The Common Fund since 1989; Director, Genbel Securities
Limited and Gensec Bank since 1999; Director, Gensec Asset
Management since 2000; Director, Bulldogresearch.com since 2000;
Director, Stockback.com since 2000; Director, Quantec Limited from
1991 to 1999; Director, TIBCO from 1994 to 1996.

Roberta Cooper Ramo (1)(2)(3) P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87103	58	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993;
President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole,
Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director,
Coopers, Inc. since 1999; Director, United New Mexico Bank (now
Wells Fargo) from 1983 to 1988; Director, First National Bank of
New Mexico (now First Security) from 1975 to 1976.

(1)	Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. See “Compensation of Board Members.”
(2)	Member of the Audit Committee of each Board.
(3)
Please see Exhibit A for information with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.

*	Interested person, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of each of the Funds.

        Committee Report.    The Board of each Fund has a standing Audit Committee (each, a “Committee”), which consists of Board members who are not “interested persons” of the Fund within the meaning of the Investment Company Act and who are “independent” as defined in the New York Stock Exchange listing standards. Currently, Messrs. Bodurtha, London, May and Perold and Ms. Ramo are members of the Committee. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of each Fund’s independent auditors; (ii) review with the independent auditors the scope, performance and anticipated cost of their audit: (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) ensure that the independent auditors submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent auditors and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent auditors independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of each Fund’s accounting and financial reporting policies and practices and internal controls. Each Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000. The Audit Committee Charter was revised and reapproved by each Fund’s Board at a meeting held on March 13, 2001. A copy of the revised Audit Committee Charter is attached to this Proxy Statement as Exhibit B. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Deloitte & Touche LLP (“D&T”), each Fund’s independent auditors, and (b) discussed with D&T certain matters required to be discussed by Statements on Auditing Standards No. 61. The Committee has considered whether the provision of non-audit services by each Fund’s independent auditors is compatible with maintaining the independence of those auditors.

        At the meeting held on December 14, 2000, each Fund’s Committee reviewed and discussed the audit of its Fund’s financial statements with Fund management and D&T. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in each Fund’s Annual Report, the Committee would have been notified by Fund management or D&T. The Committees received no such notifications. Beginning with each Fund’s fiscal year ending October 31, 2001, the Committee will recommend to the Board whether or not the Fund’s audited financial statements should be included in its Annual Report to Stockholders.

        In addition to the above, each Committee also reviews and nominates candidates to serve as non-interested Board members. The Committees generally will not consider nominees recommended by stockholders of a Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

        Committee and Board Meetings.    During each Fund’s last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Committee held during the period for which he or she served.

        Compliance with Section 16(a) of the Securities Exchange Act of 1934.     Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s Investment Adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year, with the exception that (i) Roberta Cooper Ramo inadvertently made late Form 3 filings for all of the Funds reporting her election as a Director, (ii) Michael G. Clark, inadvertently made late Form 4 filings for each of the Funds and (iii) Vincent R. Giordano, inadvertently made a late Form 4 filing with respect to MuniYield Fund, Inc.

        Interested Persons.    Each Fund considers Mr. Glenn to be an “interested person” of that Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions he holds with FAM and its affiliates. Mr. Glenn is the President of each Fund.

        Compensation of Board Members.    The Funds pay fees to each non-interested Board member for service to the Funds. Each non-interested Board member receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies and portfolios advised by the Investment Adviser or its affiliates (“Affiliate-Advised Funds”). As of the date of this Combined Proxy Statement, the Board members serve on the boards of a number of Affiliate-Advised Funds set forth in Exhibit A under “Information Pertaining to Officers and Board Members.” The portion of the annual retainer allocated to each Fund is determined quarterly based on relative net assets of the Fund. In addition, each non-interested Board member receives a fee per in-person board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-interested Board member aggregate $60,000 for all Affiliate-Advised Funds on which such Board member serves and are allocated equally among those funds. The Funds also reimburse the non-interested Board members for actual out-of-pocket expenses relating to attendance at meetings. Each Committee consists of all of the non-interested Board members.

        Officers of the Funds.    Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by that Fund’s Board and hold office until they resign, are removed or are otherwise disqualified to serve.

        Stock Ownership.    At the Record Date, the Board members and officers of each Fund as a group owned in the aggregate less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Glenn, an officer and a Board member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

LEGAL PROCEEDINGS

        On June 21, 1996, a putative class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including each of the Funds) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

        Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund’s net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants’ interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint also attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief. On August 27, 1996, defendants moved to transfer the action to the United States District Court for the District of New Jersey. By order dated June 10, 1997, the District Court Judge granted defendants’ motion. Plaintiff objected to the District Court Judge’s order and moved for reconsideration. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

        On September 17, 1997, defendants moved to dismiss plaintiffs’ complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the District Court granted defendants’ motion in substantial part and dismissed plaintiffs’ claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs’ claims under section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint.

        On February 4, 1999, defendants moved to dismiss plaintiffs’ state law claims for breach of fiduciary duty and deceit on the ground that they are preempted by Section 36(b) of the Investment Company Act. On June 14, 1999, the District Court granted defendants’ motion and dismissed plaintiffs’ state law claims. At the same time, the District Court granted plaintiffs permission to immediately file an interlocutory appeal to the United States Court of Appeals for the Third Circuit. On March 16, 2001, the Third Circuit reversed the District Court’s decision and reinstated plaintiffs’ state law claims.

        The defendants believe that the plaintiffs’ allegations are without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds (including each of the Funds) for any liabilities or expenses that they may incur in connection with this litigation.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

        In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to each Fund of approximately $3,500 plus out-of-pocket expenses, which are estimated to be $500 per Fund.

Broker Non-Votes and Abstentions

        All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Board member nominees.

        With respect to Item 1, “Election of Board Members,” holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class. A “plurality of the votes” means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of votes cast.

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of each Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Item 1 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meetings or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

        The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of each Fund’s annual financial statements and the review of financial statements included in each Fund’s report to Stockholders; (ii) financial information systems design and implementation services provided to each Fund, its investment adviser and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund; and (iii) all other non-audit services provided to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund. The Committee of each Fund has determined that the provision of information technology services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors.

Fund	Audit Fees Charged to the Fund	Financial Information Systems Design and Implementation Fees	Other Fees*	Fiscal Year End
MuniYield Fund, Inc.	$33,500	—	$3,421,300	October 31, 2000
MuniYield Quality Fund, Inc.	$31,800	—	$3,421,300	October 31, 2000
MuniYield Quality Fund II, Inc.	$30,000	—	$3,421,300	October 31, 2000

*	$3,396,800 of these other non-audit services relate to all funds managed by FAM and MLIM.

Address Of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any Stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, or to 1-800-637-3863.

Stockholder Proposals

        If a stockholder intends to present a proposal at the 2002 Annual Meeting of Stockholders of a Fund, which is anticipated to be held in April 2002, and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 22, 2001. Any stockholder of a Fund who desires to bring a proposal at the Fund’s 2002 Annual Meeting of Stockholders, without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536) by February 5, 2002.

By Order of the Boards of Directors

ALICE A. PELLEGRINO
Secretary of the Funds

Dated: March 22, 2001
EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

•	General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibit A	Fiscal Year End	State of Organization	Meeting Time
MuniYield Fund, Inc.	MY Fund	10/31	MD	1:00 p.m.
MuniYield Quality Fund, Inc.	Quality Fund	10/31	MD	1:20 p.m.
MuniYield Quality Fund II, Inc.	Quality Fund II	10/31	MD	1:40 p.m.

	Shares of Capital Stock Outstanding as of the Record Date
Fund	Shares	AMPS
MY Fund	38,402,489	10,000
Quality Fund	30,425,258	8,000
Quality Fund II	22,366,930	6,000

•	Information Pertaining to Officers and Board Directors

	Year in Which Each Nominee Became a Member of the Board
Fund	Bodurtha	Glenn	London	May	Perold	Ramo
MY Fund	1995	1999	1991	1991	1991	1999
Quality Fund	1995	1999	1992	1992	1992	1999
Quality Fund II	1995	1999	1992	1992	1992	1999

        Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of shares of Capital Stock, voting together as a single class.

Fund	Nominees to be Elected by Holders of AMPS	Nominees to be Elected by Holders of Shares and AMPS
MY Fund	James H. Bodurtha	Terry K. Glenn
	Joseph L. May	Herbert I. London
André F. Perold
Roberta Cooper Ramo

Quality Fund	Joseph L. May	James H. Bodurtha
	André F. Perold	Terry K. Glenn
Herbert I. London
Roberta Cooper Ramo

Quality Fund II	James H. Bodurtha	Terry K. Glenn
	Joseph L. May	Herbert I. London
André F. Perold
Roberta Cooper Ramo

        Set forth in the table below is information regarding Board and Committee meetings held and the aggregate fees and expenses paid by the Fund to non-interested Board members during each Fund’s most recently completed fiscal year.

	Board			Audit Committee		Aggregate Fees and Expenses ($)
Fund	Number of Meetings Held*	Annual Fee ($)**	Per Meeting Fee ($)***	Number of Meetings Held*	Per Meeting Fee ($)***
MY Fund	4	$227.27	$1,490.63	4	$113.64	$52,397
Quality Fund	4	$227.27	$1,236.44	4	$113.64	$41,415
Quality Fund II	4	$227.27	$ 842.01	4	$113.64	$32,302

*	Includes meetings held via teleconferencing equipment.
**
Each non-interested Board Member receives an aggregate annual retainer of $100,000 for his or her services to certain funds advised by FAM and its affiliate, MLIM (“Affiliate-Advised Funds”). The portion of the annual retainer allocated to each Affiliate-Advised Fund is determined quarterly based on the relative net assets of each such fund.

***
The fee is payable for each meeting attended in person. No fee is not paid for telephonic meetings. The annual per meeting fees paid to each non-interested Board Member aggregate $60,000 for all Affiliate-Advised Funds for which that Board Member serves and are allocated equally among those funds.

        Set in the table below is information regarding compensation paid by the Fund to the non-interested Board members for the most recently completed fiscal year.

	Compensation From Fund ($)*†
Fund	Bodurtha	London	May	Perold	Ramo
MY Fund	7,141.54	7,141.54	7,141.54	7,141.54	13,778.51
Quality Fund	5,513.93	5,513.93	5,513.93	5,513.93	11,519.20
Quality Fund II	4,372.37	4,372.37	4,372.37	4,372.37	8,748.98

†	No pension or retirement benefits are accrued as part of Fund expenses.

        Set forth in the table below is information regarding the aggregate compensation paid by Affiliate-Advised Funds, to non-interested Board members for the year ended December 31, 2000.

Name of Board Member	Aggregate Compensation From Funds and Other Affiliate-Advised Funds Paid to Board Members ($)(1)
James H. Bodurtha	$132,250
Herbert I. London	$132,250
Joseph L. May	$132,250
André F. Perold	$132,250
Roberta Cooper Ramo	$169,000

(1)
The Directors serve on the boards of Affiliate-Advised Funds as follows: Mr. Bodurtha (30 registered investment companies consisting of 42 portfolios); Mr. London (30 registered investment companies consisting of 42 portfolios); Mr. May (30 registered investment companies consisting of 42 portfolios); Mr. Perold (30 registered investment companies consisting of 42 portfolios); and Ms. Ramo (30 registered investment companies consisting of 42 portfolios).

        Set forth in the table below is information about the officers of each of the Funds.

•	Officer Information

			Officer Since
Name and Biography*	Age	Office	MY Fund		Quality Fund		Quality Fund II
Terry K. Glenn Executive Vice President of FAM and MLIM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.	60	President	1991	**	1992	**	1992	**

Vincent R. Giordano Managing Director of MLIM since 2001; Senior Vice President of FAM and MLIM from 1984 to 2000; Senior Vice President of Princeton Services since 1993.	56	Senior Vice President	1991		1992		1992

Kenneth A. Jacob First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	50	Vice President	1991		1992		1992

Donald C. Burke First Vice President of MLIM and FAM since 2000 and Treasurer thereof since 1999; Senior Vice President of FAM and MLIM from 1999 to 2000; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; First Vice President of MLIM from 1997 to 1999; Vice President of MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.	40	Vice President Treasurer	1993 1999		1993 1999		1993 1999

Roberto W. Roffo Vice President of MLIM since 1996 and a Portfolio Manager thereof since 1992.	35	Vice President	2000		—		—

Michael Kalinoski Vice President and Portfolio Manager of MLIM since 1999; Head Municipal Bank Trader with Strong Funds from 1996 to 1999 and a member of the municipal bond investment team of Strong Funds from 1993 to 1996.	30	Vice President	—		1999		2000

Alice A. Pellegrino Vice President of MLIM since 1999; Attorney associated with MLIM since 1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	41	Secretary	1999		1999		1999

*	The address of each officer is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.
**	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

EXHIBIT B

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR EXCHANGE LISTED FUNDS

        Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit and nominating committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A hereto, has adopted the following audit committee charter:

I.    Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Directors/Trustees:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

(b) each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

        (d)  each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

II.    Purposes of the Audit Committee

        The purposes of the Audit Committee are to assist the Board of Directors/Trustees:

        (a)  in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;

(b) in its oversight of the Fund’s financial statements and the independent audit thereof; and

(c) in acting as a liaison between the Fund’s independent accountants and the Board of Directors/Trustees.

        The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

III.    Responsibilities and Duties of the Audit Committee

        The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

        To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

        (a)  to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

        (b)  to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

        (c)  to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;

(d) to review the fees charged by independent accountants for audit and other services;

(e) to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;

        (f)  to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

        (g)  to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

        (h)  to report to the Board of Directors/Trustees regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees;

(j) to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

        (k)  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m) to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

        In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

        The independent accountants for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee. The Board of Directors/Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV.    Meetings

        The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.    Outside Resources and Assistance from Fund Management

        The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated May 23, 2000
Revised March 13, 2001

Appendix A

MUNI ENHANCED FUND , INC .
MUNI HOLDINGS CALIFORNIA INSURED FUND , INC .
MUNI YIELD FUND , INC .
MUNI YIELD ARIZONA FUND , INC .
MUNI YIELD CALIFORNIA FUND , INC .
MUNI YIELD CALIFORNIA INSURED FUND , INC .
MUNI YIELD CALIFORNIA INSURED FUND II, INC .
MUNI YIELD FLORIDA FUND
MUNI YIELD MICHIGAN FUND , INC .
MUNI YIELD NEW JERSEY FUND , INC .
MUNI YIELD NEW YORK INSURED FUND , INC .
MUNI YIELD QUALITY FUND , INC .
MUNI YIELD QUALITY FUND II, INC .

COMMON STOCK

MUNIYIELD FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY
		(except as marked to the contrary below) ❑	to vote for all nominees listed below ❑

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Herbert I. London, André F. Perold and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________________, 2001

X _______________________________________
Signature
X ________________________
Signature, if held jointly
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or in ☑ blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY
		(except as marked to the contrary below) ❑	to vote for all nominees listed below ❑

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, André F. Perold and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.
If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.
Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________________, 2001

X _______________________________________
Signature
X ________________________
Signature, if held jointly
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD QUALITY FUND, INC.
PO Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY
		(except as marked to the contrary below) ❑	to vote for all nominees listed below ❑

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________________, 2001

X _______________________________________
Signature
X ________________________
Signature, if held jointly
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET PREFERRED STOCK

MUNIYIELD QUALITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.
1.	ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY
		(except as marked to the contrary below) ❑	to vote for all nominees listed below ❑

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, André F. Perold and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.
If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.
Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________________, 2001

X _______________________________________
Signature
X ________________________
Signature, if held jointly
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY
		(except as marked to the contrary below) ❑	to vote for all nominees listed below ❑

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Herbert I. London, André F. Perold and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________________, 2001

X _______________________________________
Signature

X ________________________
Signature, if held jointly
Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD QUALITY FUND II, INC.
PO Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 28, 2001 at the annual meeting of stockholders of the Fund to be held on April 25, 2001 or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1.	ELECTION OF DIRECTORS	FOR all nominees listed below	WITHHOLD AUTHORITY
		(except as marked to the contrary below) ❑	to vote for all nominees listed below ❑

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, André F. Perold and Roberta Cooper Ramo

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.
If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.
Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:_______________________________, 2001

X _______________________________________
Signature

X ________________________
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.